Exhibit 1.01

NOKIA CONFLICT MINERALS REPORT FOR 2015
May 27, 2016
Introduction

This conflict minerals report for 2015 includes the business that was conducted by Nokia in 2015 as well as the business of Alcatel-Lucent in 2015. All references to Nokia in Table 1 in the report include Alcatel-Lucent unless otherwise indicated. Due diligence results for 2015 are presented separately for each company.

Based on our reasonable country of origin inquiry, Nokia has reason to believe that certain of the Conflict Minerals1 necessary to the functionality or production of our products may have originated in the Democratic Republic of the Congo or an adjoining country (the “Covered Countries”) and may not have come from recycled or scrap sources. Accordingly, Nokia undertook due diligence measures on the source and chain of custody of these Conflict Minerals. In the design of our due diligence processes we have conformed to the internationally recognized due diligence framework provided by OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High Risk Areas (OECD 2013) (the “OECD Due Diligence Guidance”). The details of this alignment of our conflict minerals due diligence process with the OECD Due Diligence Guidance are provided in Table 1 below. As Nokia and Alcatel-Lucent were operating as separate entities in 2015 there were some differences in due diligence approach, which are outlined below.

Table 1. OECD Due Diligence Guidance & related Nokia Due Diligence actions

OECD Due Diligence Guidance	Nokia Due Diligence Action
STEP 1. Establish strong company management systems
Adopt, and clearly communicate to suppliers and the public, a company policy for the supply chain of minerals originating from conflict-affected and high-risk areas. This policy should incorporate the standards against which due diligence is to be conducted, consistent with the standards set forth in the model supply chain policy in Annex II.

Both Nokia and Alcatel-Lucent have a policy which describes their respective commitment to conflict-free sourcing globally, including responsible and conflict-free sourcing through legitimate trade from Conflict-Affected and High Risk areas (OECD 2013) and measures taken to reach that goal (referred to herein as the “Policy”). They also set out a commitment to identify, assess, mitigate, and respond to risks.

Nokia and Alcatel-Lucent Policies have been communicated to suppliers when first released and thereafter in conjunction with the annual supply chain conflict minerals inquiry.

The Nokia Conflict Minerals Policy, which also covers the part of the business originally conducted by Alcatel-Lucent, was last updated in April 2016 and is publicly available on our website:
http://company.nokia.com/en/sustainability/downloads

Structure internal management systems to support supply chain due diligence.
In order to support and oversee the implementation of the Policy Nokia has set up a cross-functional Conflict Minerals Working Group that includes members with necessary competence from sourcing, operations, sustainability, legal, and reporting and government relations teams.

1 Columbite-tantalite (coltan) (or its derivative tantalum), cassiterite (or its derivative tin), gold and wolframite (or its derivative tungsten).

The supply chain inquiry is carried out through the internal conflict-free sourcing deployment team in cooperation with a global network of sourcing managers, and the results are periodically reviewed with Sourcing leadership and Corporate Responsibility Council (cross-functional committee for sustainability governance composed of group responsibility management and senior leaders from business units).

In Alcatel-Lucent, the supply chain inquiry was carried out through the internal conflict-free sourcing deployment team in cooperation with the global network of sourcing managers, and the results were periodically reviewed with the Conflict Minerals Steering Committee, a cross-functional committee for conflict minerals, which included representatives from several key organizations within the company.

Establish a system of controls and transparency over the mineral supply chain. This includes a chain of custody or a traceability system or the identification of upstream actors in the supply chain. This may be implemented through participation in industry-driven programs.

Nokia’s system of controls and transparency is a combination of internal activities, work with direct suppliers and reliance on joint industry programs such as the Conflict-Free Sourcing Initiative (the “CFSI”). As a CFSI member company, Nokia is familiar with the rigor and development of the audit protocol that led to the CFSI Conflict-Free Smelter audit program in accordance with an internationally accepted standard: OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, 2nd Edition. Furthermore, the mutual recognition between the CFSI Conflict-Free Smelter Program audit and the Responsible Jewellery Council’s Chain of Custody certification and London Bullion Market Association’s Responsible Gold Programme establish these programs as internationally accepted industry standards.

Nokia starts its reasonable country of origin inquiry by a scoping of its suppliers, for which the product data management system and spend data is used to determine which of the suppliers are relevant for the conflict minerals supply chain inquiry.

In order to identify the smelters and refiners in our supply chain and country of origin data, Nokia conducts a supply chain survey using the CFSI conflict minerals reporting template and reviews gathered information against that provided by CFSI and its Conflict Free Smelter Program (“CFSP”).

CFSI publishes a conflict-free smelter list, which is composed of mineral processing facilities that have been reviewed by an independent third-party audit to assess whether the facility employs policies, practices, and procedures to provide assurance that the material sourced is DRC conflict-free. CFSI also provides country of origin data for members, which has been aggregated due to confidential business information concerns (which conforms to the OECD Guidance specified in Step 5). This is reasonable because the country of the material’s origin is thoroughly examined in the audit process, even if the origin’s more specific location is not published. Therefore, reliance on the aggregated country list constitutes a reasonable inquiry into the material’s country of origin. The data on which we relied for certain statements in this conflict minerals report was obtained through our membership in the CFSI, using the Reasonable Country of Origin Inquiry report for member (unique ID code: NOKI).

Strengthen company engagement with suppliers. A conflict minerals policy should be incorporated into contracts and/or agreements with suppliers. Where possible, assist suppliers in building capacities with a view to improving due diligence performance.

Nokia’s approach is to establish long-term relationships with suppliers, seek sustainable solutions, and work with suppliers to drive improvements. Nokia has incorporated the principles outlined in the Policy into Nokia Supplier Requirements. These requirements are an appendix to standard supplier agreements. Nokia reserves the right to assess its suppliers against its supplier requirements.

Nokia has provided support for suppliers in the form of detailed feedback on their conflict minerals reporting template, and corrective action plans were agreed as necessary. Nokia also encouraged suppliers to participate in and support multi stakeholder forums and conflict-free sourcing initiatives. Nokia has also conducted several dedicated information sharing webinar sessions with suppliers to further explain our conflict minerals requirements.

Alcatel-Lucent undertook similar supplier engagement initiatives, with the exception of webinars.

Establish a company-level, or industry-wide, grievance mechanism as an early-warning risk-awareness system.
Concerns and violations of the Policy can be reported to Nokia through our official grievance channels:
Email:   ethics@nokia.com
Online: https://nokiaethics.alertline.com
Phone: https://nokiaethics.alertline.com/clientInfo/7782/phone.pdf

Suppliers and other external parties are encouraged to contact their regular sourcing channel or Conflict-Free Sourcing team email (conflict_free_sourcing.team@nokia.com) if they wish to seek guidance on the application of the Policy approach, or if they wish to report suspected abuse. They, and other external stakeholders, may also report problems or concerns to the Nokia ethics alert line.

In Alcatel-Lucent, stakeholders could report any issues related to the use of conflict minerals or obtain more information on the topic by reaching the Conflict Minerals Project Team through email. In 2016, the previous email address was replaced by Nokia grievance channels and Conflict-Free Sourcing team email address.

STEP 2. Identify and assess risk in the supply chain
Identify and assess risks in their supply chain as recommended in the Supplements.
As a downstream company Nokia is many supply chain tiers away from mining activities and has no direct business relationship with mining activities or metal processing facilities. Therefore in order to conduct its reasonable country of origin inquiry, Nokia used a combination of actions both individually with direct suppliers, as well as multilaterally with industry peers and other stakeholders.

With direct suppliers, the primary means for conducting the reasonable country of origin inquiry was through a supply chain survey using the standard industry conflict minerals reporting template (provided by CFSI), with the aim of assessing the direct suppliers’ due diligence activities and identifying processing facilities and countries of mineral origin. Nokia assessed risks by reviewing supplier templates to understand their due diligence activities and identified processing facilities and countries of origin, and whether the minerals originated from recycled or scrap sources. In order to improve data quality and completeness Nokia has conducted several rounds of surveys with suppliers, provided feedback on supplier templates and agreed on corrective actions if necessary. Reminders were sent to non-responsive suppliers and an escalation process was enacted when there was slow progress on supplier side on improvements.

Nokia continued the risk assessment by comparing smelter data provided by suppliers to information provided by the CFSP and online research in order to verify whether the smelters and refiners have been validated as conflict-free or not and to identify the countries of origin of the minerals.

Alcatel-Lucent assessed risks by reviewing supplier templates to understand their due diligence activities and sent detailed feedback including clarification requests, improvement suggestions and requirements in relation to supplier conflict minerals policy, due diligence and smelter list.

STEP 3. Design and implement a strategy to respond to identified risks
Report findings of the supply chain risk assessment to the designated senior management of the company.
In accordance with the Policy the results of the annual supply chain inquiry and risks identified throughout the year are reported to Nokia’s Head of Global Procurement, Procurement Leadership Team and Corporate Responsibility Council.

Devise and adopt a risk management plan
To minimize the risk of tin, tantalum, tungsten or gold present in our products contributing to conflict in the Covered Countries, we seek to conduct a reasonable country of origin inquiry on a regular basis, check and increase the number of validated smelters and refiners in our supply chain, approach smelters directly and consider other publicly available information about smelting operation and country of origin.

As part of risk management with our direct suppliers, we provide them feedback on the quality of their conflict minerals due diligence information and ask clarifying questions and demand corrective actions where necessary. We have set up informational calls with selected suppliers to help build their capacity, and we encourage our suppliers to participate in industry activities in order to learn and contribute. Alcatel-Lucent did not hold informational calls for its suppliers in 2015.

We have also initiated a pilot audit program for the suppliers on their due diligence process.

When suppliers have identified in their conflict minerals survey that some of the minerals originate from the Covered Countries, we have performed additional due diligence to find out as much as reasonably possible about the origins of the metals. This involves asking suppliers to identify the smelter or refiner that processed the material and checking whether it has been validated as conflict-free. We also liaise directly with smelters that have not yet been validated as conflict-free in order to request mineral origin information.

As part of risk management we aim to increase the portion of validated conflict-free smelters and refiners in our supply chain, with the aim of ultimately sourcing only from validated processing facilities.

At Alcatel-Lucent when suppliers have identified in their conflict minerals survey that some of the minerals are processed by non-validated smelters or refiners, additional requirements were added in the supplier’s improvement plan to find out as much as reasonably possible about the origins of the metals. This involved asking suppliers to provide complete information about smelters or refiners and to take actions in order to get them audited by a third-party such as the CFSI.

Implement the risk management plan, monitor and track performance of risk mitigation efforts and report back to designated senior management. This may be done in cooperation and/or consultation with local and central government authorities, upstream companies, international or civil society organisations and affected third-parties where the risk management plan is implemented and monitored in conflict-affected and high-risk areas.

Risk management plans, monitoring and performance tracking is done in close collaboration with sourcing and followed up by the cross-functional conflict minerals working group that oversees the implementation of the Policy. The results are reported to sourcing category leaders and also back to Head of Global Procurement and Corporate Responsibility Council.

At Alcatel-Lucent the results were reported to the Conflict Minerals Steering Committee, which includes a procurement management representative.

Where risk incidents involve direct suppliers, we carry out risk management planning, monitoring and performance tracking through the sourcing managers’ network. In cases where risk incidents do not result in corrective actions taken to our satisfaction, it can ultimately result in termination of the business relationship.
At Alcatel-Lucent this step was not applied.

In cases where our regular annual supply chain inquiry indicates that a given supplier is sourcing materials from the Covered Countries, we undertake additional risk management activities, such as checking the reported mine of origin against industry data and public sources of information, and follow-up of the status periodically. At Alcatel-Lucent this step was not applied.

Undertake additional fact and risk assessments for risks requiring mitigation, or after a change of circumstances.	As necessary through the same steps as above.
STEP 4. Carry out independent third-party audit of supply chain due diligence at identified points in the supply chain
Companies at identified points (as indicated in the Supplements) in the supply chain should have their due diligence practices audited by independent third parties. Such audits may be verified by an independent institutionalized mechanism.

As the origin of Conflict Minerals cannot be determined after the ores have been smelted or refined, smelters and refiners are in the best position to determine the country of origin. Thus the most important point in the supply chain for a downstream company to have third-party conflict-free validation is the smelter or refiner level. For that purpose we make use of the cross-industry conflict-free smelter listing of the CFSP. The CFSP has agreed on mutual cross-recognition of gold refiner audits with London Bullion Market Association (“LBMA”) and Responsible Jewellery Council (“RJC”), and therefore refineries validated by those organizations are also considered to be conflict-free. Refineries validated by LBMA and
RJC are reflected in the CFSI list of validated smelters and refiners. http://www.conflictfreesourcing.org/conflict-free-smelter-refiner-lists/

We compare the aggregated smelter and refiner list of our supply chain against the validated smelter and refiner lists provided by the CFSP. We also take steps to encourage the non-validated smelters to enter into the program and start the process of validation through our direct outreach to smelters as well as through the respective working group at CFSI.

In Alcatel-Lucent, the aggregated list of smelters and refiners in the supply chain was compared against the validated smelter and refiner lists provided by the CFSP. Steps were also taken to encourage the non-validated smelters to enter into the program and start the process of validation through precise requirements. Alcatel-Lucent was also involved in CFSI working groups and communicated collected smelter contact information to this group in order to reach out to non-validated smelters.

STEP 5. Report on supply chain due diligence
Companies should publicly report on their supply chain due diligence policies and practices and may do so by expanding the scope of their sustainability, corporate social responsibility or annual reports to cover additional information on mineral supply chain due diligence.

Nokia reports publicly on its due diligence policies and practices in the Form SD filed with the US Securities and Exchange Commission, its annual sustainability report (Nokia People and Planet report), and on its company website.

As a downstream company, our due diligence measures can provide only reasonable, not absolute, assurance regarding the source and chain of custody of the Conflict Minerals. Our due diligence process is based on the necessity of seeking data from our direct suppliers and the direct suppliers seeking data within their supply chain to identify the original sources of the Conflict Minerals. We also rely to a large extent on information provided by independent third-party audit programs. Such sources of information may yield inaccurate or incomplete information and may be subject to misstatements.

RESULTS OF THE NOKIA SUPPLY CHAIN INQUIRY FOR 2015
In order to conduct the reasonable country of origin inquiry Nokia started by determining the suppliers to be in scope for the supply chain inquiry. The analysis of the material content information gathered for all products  led us to conclude that small quantities of the four metals in question are present in practically all parts and components used to manufacture products in our Networks business (such as integrated circuits, connectors, resistors, hardware assembly components, RF MW circuits and capacitors). The product data management system was used to determine which of Nokia’s suppliers are relevant for the conflict minerals supply chain inquiry. Suppliers being phased-out and products sourced from third parties and subsequently resold by Nokia without influence over the manufacturing or design of such products were not in scope. Further, Nokia applied certain threshold levels of the respective supplier spend to exclude from the scope some of the suppliers accounting for relatively insignificant procurement spend by Nokia. HERE and Nokia Technologies did not manufacture or contract to manufacture products containing Conflict Minerals necessary to the functionality or production of such products.

The number of suppliers in the original scope for Nokia was 304. Of these, 220 suppliers were above the supplier spend threshold applied by Nokia, in the aggregate representing 96% of supplier spend in original scope. Nokia approached these suppliers with the conflict minerals inquiry. The remaining 84 suppliers were under threshold level or were in the phase-out process. The response rate for the suppliers surveyed was 100%. Ten of the suppliers surveyed did not supply materials containing Conflict Minerals.

Based on our due diligence efforts we found on a supplier level that:

•	96% of suppliers have adopted a conflict minerals policy (98% in 2014), 83% public and 13% not public.
•	Suppliers tracing all smelters (per mineral): tantalum 62%, tin 68%, tungsten 62%, gold 66%.
•	Suppliers with conflict-free status (per mineral, including conflict-free status of respective reported smelters): tantalum 61%, tin 57%, tungsten 40%, gold 49%.

Figure 1: Supplier smelter identification completion and Conflict-Free Status

Suppliers sourcing from the covered countries: 180/210=86% (2014: 152 suppliers)

In total, we have identified 306 of the smelters:
•	70% of smelters have been validated by CFSP or mutually recognized programs (out of known smelters) (61% in 20142): gold 63%, tantalum 98%, tin 68%, tungsten 67%.
•	83% of smelters are validated or active in the validation process (out of known smelters) (73% in 2014): gold 73%, tantalum 100%, tin 84%, tungsten 93%.

	Compliant	Active	No participation	Total
Tantalum	46 (98%)	1 (2%)	0	47
Tin	59 (68%)	14 (84%)	14 (16%)	87
Gold	81 (63%)	13 (73%)	35 (27%)	129
Tungsten	29 (67%)	11 (93%)	3 (3%)	43
Total	215 (70%)	39 (13%)	52 (17%)	306 (100%)

Figure 2. Conflict-Free validation status of the 306 identified smelters

2 The number of identified smelters increased from 259 in 2014 to 306 in 2015.

In support of supply chain transparency, we disclose in the tables below: the processing facilities we have identified through our due diligence process as having processed conflict minerals contained in the products manufactured by Nokia and in products for which Nokia has contracted with third parties to manufacture. The processing facilities (including smelters and refiners) are listed on an aggregated basis per metal and classified within three categories – “validated”, “active”, and “no public participation in validation program”. Smelter validation status is based on Conflict-Free Sourcing Initiative data as of February 18th, 2016.

Conflict-Free Smelter Program (CFSP) Compliant Processing Facilities
The smelters and refiners identified as part of our reasonable country of origin inquiry and validated as compliant according to CFSP protocol:

Metal	Standard Smelter Name	Smelter ID	Smelter Country
Gold	Aida Chemical Industries Co., Ltd.	CID000019	JAPAN
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	CID000035	GERMANY
Gold	AngloGold Ashanti Córrego do Sítio Mineração	CID000058	BRAZIL
Gold	Argor-Heraeus S.A.	CID000077	SWITZERLAND
Gold	Asahi Pretec Corp.	CID000082	JAPAN
Gold	Asaka Riken Co., Ltd.	CID000090	JAPAN
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	CID000103	TURKEY
Gold	Aurubis AG	CID000113	GERMANY
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	CID000128	PHILIPPINES
Gold	Boliden AB	CID000157	SWEDEN
Gold	C. Hafner GmbH + Co. KG	CID000176	GERMANY
Gold	CCR Refinery - Glencore Canada Corporation	CID000185	CANADA
Gold	Chimet S.p.A.	CID000233	ITALY
Gold	DODUCO GmbH	CID000362	GERMANY
Gold	Dowa	CID000401	JAPAN
Gold	Eco-System Recycling Co., Ltd.	CID000425	JAPAN
Gold	OJSC Novosibirsk Refinery	CID000493	RUSSIAN FEDERATION
Gold	Heimerle + Meule GmbH	CID000694	GERMANY
Gold	Heraeus Ltd. Hong Kong	CID000707	CHINA
Gold	Heraeus Precious Metals GmbH & Co. KG	CID000711	GERMANY
Gold	Ishifuku Metal Industry Co., Ltd.	CID000807	JAPAN
Gold	Istanbul Gold Refinery	CID000814	TURKEY
Gold	Japan Mint	CID000823	JAPAN
Gold	Jiangxi Copper Co., Ltd.	CID000855	CHINA
Gold	Asahi Refining USA Inc.	CID000920	UNITED STATES
Gold	Asahi Refining Canada Ltd.	CID000924	CANADA
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	CID000927	RUSSIAN FEDERATION
Gold	JSC Uralelectromed	CID000929	RUSSIAN FEDERATION
Gold	JX Nippon Mining & Metals Co., Ltd.	CID000937	JAPAN
Gold	Kazzinc	CID000957	KAZAKHSTAN
Gold	Kennecott Utah Copper LLC	CID000969	UNITED STATES
Gold	Kojima Chemicals Co., Ltd.	CID000981	JAPAN
Gold	L’ azurde Company For Jewelry	CID001032	SAUDI ARABIA

Gold	LS-NIKKO Copper Inc.	CID001078	KOREA, REPUBLIC OF
Gold	Materion	CID001113	UNITED STATES
Gold	Matsuda Sangyo Co., Ltd.	CID001119	JAPAN
Gold	Metalor Technologies (Hong Kong) Ltd.	CID001149	CHINA
Gold	Metalor Technologies (Singapore) Pte., Ltd.	CID001152	SINGAPORE
Gold	Metalor Technologies S.A.	CID001153	SWITZERLAND
Gold	Metalor USA Refining Corporation	CID001157	UNITED STATES
Gold	Metalúrgica Met-Mex Peñoles S.A. De C.V.	CID001161	MEXICO
Gold	Mitsubishi Materials Corporation	CID001188	JAPAN
Gold	Mitsui Mining and Smelting Co., Ltd.	CID001193	JAPAN
Gold	Moscow Special Alloys Processing Plant	CID001204	RUSSIAN FEDERATION
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	CID001220	TURKEY
Gold	Nihon Material Co., Ltd.	CID001259	JAPAN
Gold	Elemetal Refining, LLC	CID001322	UNITED STATES
Gold	Ohura Precious Metal Industry Co., Ltd.	CID001325	JAPAN
Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastsvetmet)	CID001326	RUSSIAN FEDERATION
Gold	PAMP S.A.	CID001352	SWITZERLAND
Gold	Prioksky Plant of Non-Ferrous Metals	CID001386	RUSSIAN FEDERATION
Gold	PT Aneka Tambang (Persero) Tbk	CID001397	INDONESIA
Gold	PX Précinox S.A.	CID001498	SWITZERLAND
Gold	Rand Refinery (Pty) Ltd.	CID001512	SOUTH AFRICA
Gold	Royal Canadian Mint	CID001534	CANADA
Gold	Schone Edelmetaal B.V.	CID001573	NETHERLANDS
Gold	SEMPSA Joyería Platería S.A.	CID001585	SPAIN
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CID001622	CHINA
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CID001736	CHINA
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	CID001756	RUSSIAN FEDERATION
Gold	Solar Applied Materials Technology Corp.	CID001761	TAIWAN
Gold	Sumitomo Metal Mining Co., Ltd.	CID001798	JAPAN
Gold	Tanaka Kikinzoku Kogyo K.K.	CID001875	JAPAN
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CID001916	CHINA
Gold	Tokuriki Honten Co., Ltd.	CID001938	JAPAN
Gold	Umicore Brasil Ltda.	CID001977	BRAZIL
Gold	Umicore S.A. Business Unit Precious Metals Refining	CID001980	BELGIUM
Gold	United Precious Metal Refining, Inc.	CID001993	UNITED STATES
Gold	Valcambi S.A.	CID002003	SWITZERLAND
Gold	Western Australian Mint trading as The Perth Mint	CID002030	AUSTRALIA
Gold	Yamamoto Precious Metal Co., Ltd.	CID002100	JAPAN
Gold	Yokohama Metal Co., Ltd.	CID002129	JAPAN
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CID002224	CHINA
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	CID002243	CHINA
Gold	Umicore Precious Metals Thailand	CID002314	THAILAND
Gold	MMTC-PAMP India Pvt., Ltd.	CID002509	INDIA
Gold	Republic Metals Corporation	CID002510	UNITED STATES

Gold	Singway Technology Co., Ltd.	CID002516	TAIWAN
Gold	Emirates Gold DMCC	CID002561	UNITED ARAB EMIRATES
Gold	T.C.A S.p.A	CID002580	ITALY
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	CID002779	AUSTRIA
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CID000211	CHINA
Tantalum	Conghua Tantalum and Niobium Smeltry	CID000291	CHINA
Tantalum	Duoluoshan	CID000410	CHINA
Tantalum	Exotech Inc.	CID000456	UNITED STATES
Tantalum	F&X Electro-Materials Ltd.	CID000460	CHINA
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CID000616	CHINA
Tantalum	Hi-Temp Specialty Metals, Inc.	CID000731	UNITED STATES
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CID000914	CHINA
Tantalum	Jiujiang Tanbre Co., Ltd.	CID000917	CHINA
Tantalum	King-Tan Tantalum Industry Ltd.	CID000973	CHINA
Tantalum	LSM Brasil S.A.	CID001076	BRAZIL
Tantalum	Metallurgical Products India Pvt., Ltd.	CID001163	INDIA
Tantalum	Mineração Taboca S.A.	CID001175	BRAZIL
Tantalum	Mitsui Mining & Smelting	CID001192	JAPAN
Tantalum	Molycorp Silmet A.S.	CID001200	ESTONIA
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CID001277	CHINA
Tantalum	QuantumClean	CID001508	UNITED STATES
Tantalum	RFH Tantalum Smeltry Co., Ltd.	CID001522	CHINA
Tantalum	Solikamsk Magnesium Works OAO	CID001769	RUSSIAN FEDERATION
Tantalum	Taki Chemicals	CID001869	JAPAN
Tantalum	Telex Metals	CID001891	UNITED STATES
Tantalum	Ulba Metallurgical Plant JSC	CID001969	KAZAKHSTAN
Tantalum	Zhuzhou Cemented Carbide	CID002232	CHINA
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CID002307	CHINA
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CID002492	CHINA
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CID002501	CHINA
Tantalum	D Block Metals, LLC	CID002504	UNITED STATES
Tantalum	FIR Metals & Resource Ltd.	CID002505	CHINA
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CID002506	CHINA
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CID002508	CHINA
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CID002512	CHINA
Tantalum	KEMET Blue Metals	CID002539	MEXICO
Tantalum	Plansee SE Liezen	CID002540	AUSTRIA
Tantalum	H.C. Starck Co., Ltd.	CID002544	THAILAND
Tantalum	H.C. Starck GmbH Goslar	CID002545	GERMANY
Tantalum	H.C. Starck GmbH Laufenburg	CID002546	GERMANY
Tantalum	H.C. Starck Hermsdorf GmbH	CID002547	GERMANY
Tantalum	H.C. Starck Inc.	CID002548	UNITED STATES
Tantalum	H.C. Starck Ltd.	CID002549	JAPAN
Tantalum	H.C. Starck Smelting GmbH & Co. KG	CID002550	GERMANY

Tantalum	Plansee SE Reutte	CID002556	AUSTRIA
Tantalum	Global Advanced Metals Boyertown	CID002557	UNITED STATES
Tantalum	Global Advanced Metals Aizu	CID002558	JAPAN
Tantalum	KEMET Blue Powder	CID002568	UNITED STATES
Tantalum	Tranzact, Inc.	CID002571	UNITED STATES
Tantalum	Resind Indústria e Comércio Ltda.	CID002707	BRAZIL
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CID000244	CHINA
Tin	Alpha	CID000292	UNITED STATES
Tin	Cooperativa Metalurgica de Rondônia Ltda.	CID000295	BRAZIL
Tin	CV Gita Pesona	CID000306	INDONESIA
Tin	PT Justindo	CID000307	INDONESIA
Tin	PT Aries Kencana Sejahtera	CID000309	INDONESIA
Tin	CV Serumpun Sebalai	CID000313	INDONESIA
Tin	CV United Smelting	CID000315	INDONESIA
Tin	Dowa	CID000402	JAPAN
Tin	EM Vinto	CID000438	BOLIVIA
Tin	Fenix Metals	CID000468	POLAND
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CID000538	CHINA
Tin	China Tin Group Co., Ltd.	CID001070	CHINA
Tin	Malaysia Smelting Corporation (MSC)	CID001105	MALAYSIA
Tin	Metallic Resources, Inc.	CID001142	UNITED STATES
Tin	Mineração Taboca S.A.	CID001173	BRAZIL
Tin	Minsur	CID001182	PERU
Tin	Mitsubishi Materials Corporation	CID001191	JAPAN
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	CID001314	THAILAND
Tin	Operaciones Metalurgical S.A.	CID001337	BOLIVIA
Tin	PT Artha Cipta Langgeng	CID001399	INDONESIA
Tin	PT Babel Inti Perkasa	CID001402	INDONESIA
Tin	PT Bangka Tin Industry	CID001419	INDONESIA
Tin	PT Belitung Industri Sejahtera	CID001421	INDONESIA
Tin	PT BilliTin Makmur Lestari	CID001424	INDONESIA
Tin	PT Bukit Timah	CID001428	INDONESIA
Tin	PT DS Jaya Abadi	CID001434	INDONESIA
Tin	PT Eunindo Usaha Mandiri	CID001438	INDONESIA
Tin	PT Mitra Stania Prima	CID001453	INDONESIA
Tin	PT Panca Mega Persada	CID001457	INDONESIA
Tin	PT Prima Timah Utama	CID001458	INDONESIA
Tin	PT Refined Bangka Tin	CID001460	INDONESIA
Tin	PT Sariwiguna Binasentosa	CID001463	INDONESIA
Tin	PT Stanindo Inti Perkasa	CID001468	INDONESIA
Tin	PT Sumber Jaya Indah	CID001471	INDONESIA
Tin	PT Timah (Persero) Tbk Kundur	CID001477	INDONESIA
Tin	PT Timah (Persero) Tbk Mentok	CID001482	INDONESIA
Tin	PT Tinindo Inter Nusa	CID001490	INDONESIA
Tin	PT Tommy Utama	CID001493	INDONESIA
Tin	Rui Da Hung	CID001539	TAIWAN

Tin	Soft Metais Ltda.	CID001758	BRAZIL
Tin	Thaisarco	CID001898	THAILAND
Tin	VQB Mineral and Trading Group JSC	CID002015	VIET NAM
Tin	White Solder Metalurgia e Mineração Ltda.	CID002036	BRAZIL
Tin	Yunnan Tin Company Limited	CID002180	CHINA
Tin	CV Venus Inti Perkasa	CID002455	INDONESIA
Tin	Magnu’s Minerais Metais e Ligas Ltda.	CID002468	BRAZIL
Tin	PT Wahana Perkit Jaya	CID002479	INDONESIA
Tin	Melt Metais e Ligas S.A.	CID002500	BRAZIL
Tin	PT ATD Makmur Mandiri Jaya	CID002503	INDONESIA
Tin	O.M. Manufacturing Philippines, Inc.	CID002517	PHILIPPINES
Tin	PT Inti Stania Prima	CID002530	INDONESIA
Tin	CV Ayi Jaya	CID002570	INDONESIA
Tin	PT Cipta Persada Mulia	CID002696	INDONESIA
Tin	Resind Indústria e Comércio Ltda.	CID002706	BRAZIL
Tin	Metallo-Chimique N.V.	CID002773	BELGIUM
Tin	Elmet S.L.U.	CID002774	SPAIN
Tin	PT Bangka Prima Tin	CID002776	INDONESIA
Tin	PT Sukses Inti Makmur	CID002816	INDONESIA
Tungsten	A.L.M.T. TUNGSTEN Corp.	CID000004	JAPAN
Tungsten	Kennametal Huntsville	CID000105	UNITED STATES
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CID000218	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CID000258	CHINA
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CID000499	CHINA
Tungsten	Global Tungsten & Powders Corp.	CID000568	UNITED STATES
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CID000766	CHINA
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CID000769	CHINA
Tungsten	Japan New Metals Co., Ltd.	CID000825	JAPAN
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CID000875	CHINA
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	CID001889	VIET NAM
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	CID002011	VIET NAM
Tungsten	Wolfram Bergbau und Hütten AG	CID002044	AUSTRIA
Tungsten	Xiamen Tungsten Co., Ltd.	CID002082	CHINA
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CID002095	CHINA
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CID002315	CHINA
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CID002319	CHINA
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CID002320	CHINA
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CID002321	CHINA
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CID002494	CHINA
Tungsten	Asia Tungsten Products Vietnam Ltd.	CID002502	VIET NAM
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CID002513	CHINA
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CID002535	CHINA
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CID002536	CHINA
Tungsten	H.C. Starck GmbH	CID002541	GERMANY
Tungsten	H.C. Starck Smelting GmbH & Co.KG	CID002542	GERMANY
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	CID002543	VIET NAM

Tungsten	Niagara Refining LLC	CID002589	UNITED STATES
Tungsten	Hydrometallurg, JSC	CID002649	RUSSIAN FEDERATION

CFSP Participating Processing Facilities
Smelters and refiners identified as part of our reasonable country of origin inquiry and that have agreed to participate in the CFSP audit:
Metal	Standard Smelter Name	Smelter ID	Smelter Country
Gold	Advanced Chemical Company	CID000015	UNITED STATES
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	CID000041	UZBEKISTAN
Gold	Cendres + Métaux S.A.	CID000189	SWITZERLAND
Gold	Daejin Indus Co., Ltd.	CID000328	KOREA, REPUBLIC OF
Gold	DSC (Do Sung Corporation)	CID000359	KOREA, REPUBLIC OF
Gold	Metalor Technologies (Suzhou) Ltd.	CID001147	CHINA
Gold	Navoi Mining and Metallurgical Combinat	CID001236	UZBEKISTAN
Gold	Samduck Precious Metals	CID001555	KOREA, REPUBLIC OF
Gold	Torecom	CID001955	KOREA, REPUBLIC OF
Gold	Faggi Enrico S.p.A.	CID002355	ITALY
Gold	KGHM Polska Miedź Spółka Akcyjna	CID002511	POLAND
Gold	SAXONIA Edelmetalle GmbH	CID002777	GERMANY
Gold	WIELAND Edelmetalle GmbH	CID002778	GERMANY
Tantalum	Avon Specialty Metals Ltd.	CID002705	UNITED KINGDOM
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CID000228	CHINA
Tin	Feinhütte Halsbrücke GmbH	CID000466	GERMANY
Tin	Gejiu Kai Meng Industry and Trade LLC	CID000942	CHINA
Tin	PT Karimun Mining	CID001448	INDONESIA
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CID002158	CHINA
Tin	Phoenix Metal Ltd.	CID002507	RWANDA
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	CID002572	VIET NAM
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	CID002573	VIET NAM
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	CID002574	VIET NAM
Tin	CV Dua Sekawan	CID002592	INDONESIA
Tin	An Vinh Joint Stock Mineral Processing Company	CID002703	VIET NAM
Tin	An Thai Minerals Co., Ltd.	CID002825	VIET NAM
Tin	HuiChang Hill Tin Industry Co., Ltd.	CID002844	CHINA
Tin	Gejiu Jinye Mineral Company	CID002859	CHINA
Tungsten	Kennametal Fallon	CID000966	UNITED STATES
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CID002316	CHINA
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CID002317	CHINA
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CID002318	CHINA
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	CID002538	VIET NAM
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CID002551	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	CID002578	CHINA

Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CID002579	CHINA
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CID000345	CHINA
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CID000868	CHINA
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	CID002518	CHINA

Processing facilities with no public participation in validation program
Together with our suppliers and industry cooperation we will continue requesting participation in CFSP or an equivalent program:
Metal	Standard Smelter Name	Smelter ID	Smelter Country
Gold	Caridad	CID000180	MEXICO
Gold	Chugai Mining	CID000264	JAPAN
Gold	Daye Non-Ferrous Metals Mining Ltd.	CID000343	CHINA
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CID000651	CHINA
Gold	Hunan Chenzhou Mining Co., Ltd.	CID000767	CHINA
Gold	Hwasung CJ Co., Ltd.	CID000778	KOREA, REPUBLIC OF
Gold	Kazakhmys Smelting LLC	CID000956	KAZAKHSTAN
Gold	Korea Metal Co., Ltd.	CID000988	KOREA, REPUBLIC OF
Gold	SAMWON Metals Corp.	CID001562	KOREA, REPUBLIC OF
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CID001619	CHINA
Gold	Morris and Watson	CID002282	NEW ZEALAND
Gold	SAFINA A.S.	CID002290	CZECH REPUBLIC
Gold	Geib Refining Corporation	CID002459	UNITED STATES
Gold	Fidelity Printers and Refiners Ltd.	CID002515	ZIMBABWE
Gold	Korea Zinc Co., Ltd.	CID002605	KOREA, REPUBLIC OF
Gold	Aktyubinsk Copper Company TOO	CID000028	KAZAKHSTAN
Gold	Yunnan Copper Industry Co., Ltd.	CID000197	CHINA
Gold	Gansu Seemine Material Hi-Tech Co., Ltd.	CID000522	CHINA
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CID000671	CHINA
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CID000801	CHINA
Gold	Kyrgyzaltyn JSC	CID001029	KYRGYZSTAN
Gold	Lingbao Gold Co., Ltd.	CID001056	CHINA
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CID001058	CHINA
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CID001093	CHINA
Gold	Penglai Penggang Gold Industry Co., Ltd.	CID001362	CHINA
Gold	Sabin Metal Corp.	CID001546	UNITED STATES
Gold	So Accurate Group, Inc.	CID001754	UNITED STATES
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CID001909	CHINA
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CID001947	CHINA
Gold	Guangdong Jinding Gold Limited	CID002312	CHINA

Gold	Al Etihad Gold Refinery DMCC	CID002560	UNITED ARAB EMIRATES
Gold	Kaloti Precious Metals	CID002563	UNITED ARAB EMIRATES
Gold	Sudan Gold Refinery	CID002567	SUDAN
Gold	Remondis Argentia B.V.	CID002582	NETHERLANDS
Gold	AURA-II	CID002851	UNITED STATES
Tin	Estanho de Rondônia S.A.	CID000448	BRAZIL
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CID000555	CHINA
Tin	Linwu Xianggui Ore Smelting Co., Ltd.	CID001063	CHINA
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CID001908	CHINA
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CID000278	CHINA
Tin	Huichang Jinshunda Tin Co., Ltd.	CID000760	CHINA
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	CID001231	CHINA
Tin	PT Alam Lestari Kencana	CID001393	INDONESIA
Tin	PT Bangka Kudai Tin	CID001409	INDONESIA
Tin	PT Bangka Timah Utama Sejahtera	CID001416	INDONESIA
Tin	PT Fang Di MulTindo	CID001442	INDONESIA
Tin	PT Seirama Tin Investment	CID001466	INDONESIA
Tin	PT Pelat Timah Nusantara Tbk	CID001486	INDONESIA
Tin	PT Tirus Putra Mandiri	CID002478	INDONESIA
Tungsten	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.	CID002313	CHINA
Tungsten	Ganxian Shirui New Material Co., Ltd.	CID002531	CHINA
Tungsten	Pobedit, JSC	CID002532	RUSSIAN FEDERATION

We have identified an additional 167 facilities that were reported as smelters by our suppliers but that we were not able to confirm as smelters or refiners based on industry or public sources of information, and will be reaching out to these facilities in 2016 to perform additional due diligence.

In order to identify countries of origin, Nokia made use of Conflict Minerals templates provided by suppliers and aggregated country of origin information of smelters provided by CFSI to its members. Based on these, the countries of origin of the Conflict Minerals in the Nokia supply chain may include:

Angola; Argentina; Australia; Austria; Belgium; Bolivia; Brazil; Burundi; Cambodia; Canada; Central African Republic; Chile; China; Colombia; DRC; Republic of Congo; Ivory Coast; Czech Republic; Djibouti; Egypt; Ecuador; Estonia; Ethiopia; France; Germany; Guyana; Hong Kong; Hungary; India; Indonesia; Ireland; Israel; Italy; Japan; Kazakhstan; Kenya;; South Korea; Laos People’s Democratic Republic; Luxembourg; Madagascar; Malaysia; Mexico; Mongolia;  Morocco; Mozambique; Myanmar; Namibia; Netherlands; Niger; Nigeria; Papua New Guinea; Peru; Philippines; Poland; Portugal; Russian Federation; Rwanda; Sierra Leone; Singapore; Slovakia; South Africa; South Sudan; Spain; Suriname; Switzerland; Taiwan; United Republic of Tanzania; Thailand; Uganda; United Kingdom; United States; Uzbekistan; Vietnam; Zambia; Zimbabwe.

Nokia supports seeking a sustainable solution to the issue of conflict minerals and aims to ensure responsible and conflict-free sourcing, thus supporting legitimate trade and positive development in the DRC and adjoining countries. Of Nokia’s suppliers, 180 had reported smelters that process conflict minerals originating in one or more of the Covered Countries.

Altogether 45 smelters in the consolidated smelter list processed Conflict Minerals sourcing from the Covered Countries. As part of our due diligence, we have followed up with all such suppliers in order to verify whether the smelters that sourced Conflict Minerals from Covered Countries are compliant smelters under the CFSP. Out of the 45 smelters, 44 were found to be compliant and one was active in the validation process. 26 of these 45 smelters were sourcing from the DRC. During our due diligence efforts we also concluded that 14 % of the identified smelters that were disclosed in the smelter tables above source from the Covered Countries (9% from the DRC alone), which is a positive development for the countries whose livelihood depends on these efforts continuing.

Progress on Commitments made in 2015 Conflict Minerals Report

Target for 2015	Progress in 2015
Further improving the quality and completeness of the conflict minerals due diligence data provided by our suppliers;	Further indicators and information were added on supplier level results per mineral
Engaging in further awareness raising and due diligence capability building efforts jointly in collaboration with relevant stakeholder forums and/or independently with our suppliers;
A number of webinars were conducted to suppliers with high or medium risk; Direct feedback was provided to all of the suppliers in most of the cases in several rounds. Suppliers were also encouraged to participate in industry forums and collaboration.

Actively engaging with our supply chain to get more smelters validated as conflict-free through the third-party validation mechanisms available, with the aim of increasing the number of smelters on the list of CFSP compliant smelters;

Engagement was two-fold: on the supplier level directly with smelters and through the respective working group of Conflict-Free Sourcing Initiative
When there is sufficient availability of validated smelters, requesting suppliers to source only from validated smelters. In 2014, all 40 of our identified tantalum smelters were reported to be conflict-free by the CFSI. We believe that sourcing this metal entirely from conflict-free smelters is practicable; as such, in 2015, our goal will be to require our suppliers to source tantalum only from smelters that are reported to be conflict free; and

In 2015 we required all of our suppliers to source conflict-free tantalum only. In 2015, 98% of our tantalum smelters were conflict-free, while 2% of tantalum smelters were active in validation process. However, as suppliers had not yet completed smelter mapping with all of their respective suppliers and identified all of the smelters for tantalum, only 61% of Nokia’s suppliers were considered conflict-free in respect of tantalum.

Validating the due diligence efforts of our suppliers as part of overall supplier assessments
Corporate Responsibility audits of our product suppliers included a checklist on conflict-free sourcing. In 2015 we also investigated opportunities to have third-party supplier audits focused on conflict-free sourcing, which are planned to be conducted in 2016.

RESULTS OF THE ALCATEL-LUCENT SUPPLY CHAIN INQUIRY FOR 2015

In analyzing the material content of the commodities sourced to manufacture Alcatel-Lucent products, no change in scope has been identified in relation to 2014. It was determined that 435 of the 611 commodities included in the company’s purchasing activities needed to be surveyed for conflict minerals.

The main conclusions from this analysis were:
•	Tin is present in most of the surface finish and soldering of Alcatel-Lucent electronic and electromechanical parts;
•	Gold is present in some integrated circuit chip connections and connectors finish; and
•	Tantalum is present in some electronic components (in particular, capacitors) and radio frequency parts.

Based on our commodity material content analysis, we identified relevant suppliers that provide us with products or components that could possibly include one or more of tin, tantalum, tungsten or gold. The number of suppliers in the original scope was 360, covering 83% of Alcatel-Lucent’s total purchasing spend. The response rate for the inquired suppliers was 86%. 49 of the suppliers did not have Conflict Minerals.

Figure 1:  Supplier survey results

* Accurate report refers to a CFSI Conflict Minerals Reporting Template 4.01 or later version

Based on our due diligence efforts and out of 207 accurate reports provided, we found on a supplier level that:

•	95% have adopted a conflict minerals policy, 79% public and 16% not public.

•	Suppliers tracing all smelters (per mineral, calculated based on suppliers having reported respective metal): tantalum 43%, tin 56%, tungsten 53%, gold 42%.

•	Suppliers that are conflict-free for all four minerals: 25%, for tantalum only 33%.

•	Suppliers sourcing from the covered countries: 44%.

In total, we have identified 259 of the smelters:
•	73% of known smelters have been validated by CFSP or mutually recognized programs: gold 67%, tantalum 100%, tin 66%, tungsten 79%.
•	85% of known smelters are validated or active in the validation process: gold 76%, tantalum 100%, tin 88%, tungsten 97%.

Table 1:  Status of the 259 CFSI-identified smelters

	Compliant	Active	No participation	Total
Tantalum	37 (100%)	0	0	37
Tin	55 (66%)	18 (22%)	10 (12%)	83
Gold	73 (66%)	10 (9%)	27 (25%)	110
Tungsten	23 (79%)	5 (17%)	1 (3%)	29
Total	188 (73%)	33 (12%)	38 (15%)	259 (100%)

Figure 3: Conflict-Free validation status of the 259 identified smelters

In support of supply chain transparency, we disclose in the tables below: the processing facilities we have identified through our due diligence process as having processed conflict minerals contained in the products manufactured by Alcatel-Lucent and in products for which Alcatel-Lucent has contracted with third parties to manufacture. The processing facilities (including smelters and refiners) are listed on an aggregated basis per metal and classified within three categories – “validated”, “active”, and “no public participation in validation program”. Smelter validation status is based on Conflict-Free Sourcing Initiative data as of March 11th, 2016.

Conflict-Free Smelter Program (CFSP) Compliant Processing Facilities

The smelters and refiners identified as part of our reasonable country of origin inquiry and validated as compliant according to CFSP protocol:

Metal	Standard Smelter Name	Smelter ID	Smelter Country
Gold	Umicore SA Business Unit Precious Metals Refining	CID001980	BELGIUM
Gold	Asahi Refining Canada Ltd.	CID000924	CANADA
Gold	Jiangxi Copper Company Limited	CID000855	CHINA
Gold	Western Australian Mint trading as The Perth Mint	CID002030	AUSTRALIA
Gold	CCR Refinery - Glencore Canada Corporation	CID000185	CANADA

Gold	SEMPSA Joyería Platería SA	CID001585	CANADA
Gold	The refinery of Shandong Gold Mining Co., Ltd.	CID001916	CHINA
Gold	Kennecott Utah Copper LLC	CID000969	SWITZERLAND
Gold	Metalor Technologies S.A.	CID001153	SWITZERLAND
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CID001622	CHINA
Gold	Asahi Pretec Corporation	CID000082	JAPAN
Gold	Heraeus Precious Metals GmbH & Co. KG	CID000711	GERMANY
Gold	Heraeus Ltd. Hong Kong	CID000707	CHINA
Gold	Mitsubishi Materials Corporation	CID001188	JAPAN
Gold	Mitsui Mining and Smelting Co., Ltd.	CID001193	JAPAN
Gold	Sumitomo Metal Mining Co., Ltd.	CID001798	JAPAN
Gold	Tanaka Kikinzoku Kogyo K.K.	CID001875	JAPAN
Gold	Tokuriki Honten Co., Ltd.	CID001938	JAPAN
Gold	Nihon Material Co., Ltd.	CID001259	JAPAN
Gold	Aida Chemical Industries Co., Ltd.	CID000019	JAPAN
Gold	Asaka Riken Co., Ltd.	CID000090	JAPAN
Gold	Kojima Chemicals Co., Ltd.	CID000981	JAPAN
Gold	Yokohama Metal Co., Ltd.	CID002129	JAPAN
Gold	JX Nippon Mining & Metals Co., Ltd.	CID000937	JAPAN
Gold	Kazzinc	CID000957	KAZAKHSTAN
Gold	LS-NIKKO Copper Inc.	CID001078	KOREA, REPUBLIC OF
Gold	Metalúrgica Met-Mex Peñoles S.A. De C.V.	CID001161	MEXICO
Gold	Schone Edelmetaal B.V.	CID001573	NETHERLANDS
Gold	OJSC Novosibirsk Refinery	CID000493	RUSSIAN FEDERATION
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	CID000927	RUSSIAN FEDERATION
Gold	JSC Uralelectromed	CID000929	RUSSIAN FEDERATION
Gold	Prioksky Plant of Non-Ferrous Metals	CID001386	RUSSIAN FEDERATION
Gold	Boliden AB	CID000157	SWEDEN
Gold	Istanbul Gold Refinery	CID000814	TURKEY
Gold	Nadir Metal Rafineri San. Ve Tic. A.	CID001220	TURKEY
Gold	Solar Applied Materials Technology Corp.	CID001761	TAIWAN
Gold	Asahi Refining USA Inc.	CID000920	UNITED STATES
Gold	Materion	CID001113	UNITED STATES
Gold	Metalor USA Refining Corporation	CID001157	UNITED STATES
Gold	Elemetal Refining, LLC	CID001322	UNITED STATES
Gold	United Precious Metal Refining, Inc.	CID001993	UNITED STATES
Gold	Rand Refinery (Pty) Ltd.	CID001512	SOUTH AFRICA

Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	CID000035	GERMANY
Gold	AngloGold Ashanti Córrego do Sítio Mineração	CID000058	BRAZIL
Gold	Argor-Heraeus SA	CID000077	SWITZERLAND
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	CID000103	TURKEY
Gold	Aurubis AG	CID000113	GERMANY
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	CID000128	PHILIPPINES
Gold	C. Hafner GmbH + Co. KG	CID000176	GERMANY
Gold	Chimet S.p.A.	CID000233	ITALY
Gold	Doduco	CID000362	GERMANY
Gold	Dowa	CID000401	JAPAN
Gold	Eco-System Recycling Co., Ltd.	CID000425	JAPAN
Gold	Heimerle + Meule GmbH	CID000694	GERMANY
Gold	Ishifuku Metal Industry Co., Ltd.	CID000807	JAPAN
Gold	Japan Mint	CID000823	JAPAN
Gold	Matsuda Sangyo Co., Ltd.	CID001119	JAPAN
Gold	Metalor Technologies (Hong Kong) Ltd.	CID001149	CHINA
Gold	Metalor Technologies (Singapore) Pte., Ltd.	CID001152	SINGAPORE
Gold	Moscow Special Alloys Processing Plant	CID001204	RUSSIAN FEDERATION
Gold	Ohura Precious Metal Industry Co., Ltd.	CID001325	JAPAN
Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastsvetmet)	CID001326	RUSSIAN FEDERATION
Gold	PAMP SA	CID001352	SWITZERLAND
Gold	PT Aneka Tambang (Persero) Tbk	CID001397	INDONESIA
Gold	PX Précinox SA	CID001498	SWITZERLAND
Gold	Royal Canadian Mint	CID001534	CANADA
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	CID001756	RUSSIAN FEDERATION
Gold	Valcambi SA	CID002003	SWITZERLAND
Gold	Yamamoto Precious Metal Co., Ltd.	CID002100	JAPAN
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CID002224	CHINA
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	CID002243	CHINA
Gold	Republic Metals Corporation	CID002510	UNITED STATES
Gold	Umicore Brasil Ltda.	CID001977	BRAZIL
Tantalum	LSM Brasil S.A.	CID001076	BRAZIL
Tantalum	Duoluoshan	CID000410	CHINA
Tantalum	F&X Electro-Materials Ltd.	CID000460	CHINA
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CID001277	CHINA
Tantalum	Zhuzhou Cemented Carbide	CID002232	CHINA
Tantalum	RFH Tantalum Smeltry Co., Ltd.	CID001522	CHINA
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CID000914	CHINA

Tantalum	H.C. Starck Smelting GmbH & Co.KG	CID002550	GERMANY
Tantalum	Mitsui Mining & Smelting	CID001192	JAPAN
Tantalum	Ulba Metallurgical Plant JSC	CID001969	KAZAKHSTAN
Tantalum	Solikamsk Magnesium Works OA	CID001769	RUSSIAN FED.
Tantalum	Exotech Inc.	CID000456	UNITED STATES
Tantalum	Hi-Temp Specialty Metals, Inc.	CID000731	UNITED STATES
Tantalum	Telex Metals	CID001891	UNITED STATES
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CID000211	CHINA
Tantalum	Conghua Tantalum and Niobium Smeltry	CID000291	CHINA
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CID000616	CHINA
Tantalum	H.C. Starck Inc.	CID002548	UNITED STATES
Tantalum	Jiujiang Tanbre Co., Ltd.	CID000917	CHINA
Tantalum	Kemet Blue Powder	CID002568	UNITED STATES
Tantalum	Metallurgical Products India Pvt., Ltd.	CID001163	INDIA
Tantalum	Molycorp Silmet A.S.	CID001200	ESTONIA
Tantalum	QuantumClean	CID001508	UNITED STATES
Tantalum	Taki Chemicals	CID001869	JAPAN
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CID002307	CHINA
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CID002492	CHINA
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CID002508	CHINA
Tantalum	Plansee SE Liezen	CID002540	AUSTRIA
Tantalum	H.C. Starck Co., Ltd.	CID002544	THAILAND
Tantalum	H.C. Starck GmbH Goslar	CID002545	GERMANY
Tantalum	H.C. Starck GmbH Laufenburg	CID002546	GERMANY
Tantalum	H.C. Starck Hermsdorf GmbH	CID002547	GERMANY
Tantalum	H.C. Starck Ltd.	CID002549	JAPAN
Tantalum	Plansee SE Reutte	CID002556	AUSTRIA
Tantalum	Global Advanced Metals Boyertown	CID002557	UNITED STATES
Tantalum	Global Advanced Metals Aizu	CID002558	JAPAN
Tantalum	King-Tan Tantalum Industry Ltd.	CID000973	CHINA
Tin	Cooperativa Metalurgica de Rondônia Ltda.	CID000295	BRAZIL
Tin	Metallo-Chimique N.V.	CID002773	BELGIUM
Tin	EM Vinto	CID000438	BOLIVIA
Tin	Operaciones Metalurgical S.A.	CID001337	BOLIVIA
Tin	Mineração Taboca S.A.	CID001173	BRAZIL
Tin	White Solder Metalurgia e Mineração Ltda.	CID002036	BRAZIL
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CID000538	CHINA
Tin	China Tin Group Co., Ltd.	CID001070	CHINA
Tin	Yunnan Tin Company, Ltd.	CID002180	CHINA

Tin	PT Bukit Timah	CID001428	INDONESIA
Tin	PT Justindo	CID000307	INDONESIA
Tin	PT Aries Kencana Sejahtera	CID000309	INDONESIA
Tin	CV Serumpun Sebalai	CID000313	INDONESIA
Tin	PT Babel Inti Perkasa	CID001402	INDONESIA
Tin	PT Belitung Industri Sejahtera	CID001421	INDONESIA
Tin	PT BilliTin Makmur Lestari	CID001424	INDONESIA
Tin	PT Refined Bangka Tin	CID001460	INDONESIA
Tin	PT Sariwiguna Binasentosa	CID001463	INDONESIA
Tin	PT Stanindo Inti Perkasa	CID001468	INDONESIA
Tin	PT Tinindo Inter Nusa	CID001490	INDONESIA
Tin	PT DS Jaya Abadi	CID001434	INDONESIA
Tin	PT Panca Mega Persada	CID001457	INDONESIA
Tin	Mitsubishi Materials Corporation	CID001191	JAPAN
Tin	Malaysia Smelting Corporation (MSC)	CID001105	MALAYSIA
Tin	Minsur	CID001182	PERU
Tin	Fenix Metals	CID000468	POLAND
Tin	Thaisarco	CID001898	THAILAND
Tin	Alpha	CID000292	UNITED STATES
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CID000244	CHINA
Tin	CV United Smelting	CID000315	INDONESIA
Tin	Dowa	CID000402	JAPAN
Tin	PT Artha Cipta Langgeng	CID001399	INDONESIA
Tin	PT Bangka Tin Industry	CID001419	INDONESIA
Tin	PT Eunindo Usaha Mandiri	CID001438	INDONESIA
Tin	PT Mitra Stania Prima	CID001453	INDONESIA
Tin	PT Prima Timah Utama	CID001458	INDONESIA
Tin	PT Sumber Jaya Indah	CID001471	INDONESIA
Tin	PT Timah (Persero) Tbk Kundur	CID001477	INDONESIA
Tin	PT Timah (Persero) Tbk Mentok	CID001482	INDONESIA
Tin	Soft Metais Ltda.	CID001758	BRAZIL
Tin	VQB Mineral and Trading Group JSC	CID002015	VIET NAM
Tin	CV Venus Inti Perkasa	CID002455	INDONESIA
Tin	Magnu’s Minerais Metais e Ligas Ltda.	CID002468	BRAZIL
Tin	PT Wahana Perkit Jaya	CID002479	INDONESIA
Tin	Melt Metais e Ligas S/A	CID002500	BRAZIL
Tin	PT ATD Makmur Mandiri Jaya	CID002503	INDONESIA
Tin	O.M. Manufacturing Philippines, Inc.	CID002517	PHILIPPINES
Tin	PT Inti Stania Prima	CID002530	INDONESIA

Tin	CV Ayi Jaya	CID002570	INDONESIA
Tin	PT Cipta Persada Mulia	CID002696	INDONESIA
Tin	Resind Indústria e Comércio Ltda.	CID002706	BRAZIL
Tin	Elmet S.L.U. (Metallo Group)	CID002774	SPAIN
Tin	PT Bangka Prima Tin	CID002776	INDONESIA
Tin	PT Sukses Inti Makmur	CID002816	INDONESIA
Tin	Rui Da Hung	CID001539	TAIWAN
Tungsten	Wolfram Bergbau und Hütten AG	CID002044	AUSTRIA
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CID000218	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CID000258	CHINA
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CID000875	CHINA
Tungsten	Xiamen Tungsten Co., Ltd.	CID002082	CHINA
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CID000766	CHINA
Tungsten	A.L.M.T. TUNGSTEN Corp.	CID000004	JAPAN
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CID000499	CHINA
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CID000769	CHINA
Tungsten	Kennametal Huntsville	CID000105	UNITED STATES
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	CID001889	VIET NAM
Tungsten	Global Tungsten & Powders Corp.	CID000568	UNITED STATES
Tungsten	H.C. Starck GmbH	CID002541	GERMANY
Tungsten	Japan New Metals Co., Ltd.	CID000825	JAPAN
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	CID002011	VIET NAM
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CID002315	CHINA
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CID002320	CHINA
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CID002494	CHINA
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CID002513	CHINA
Tungsten	H.C. Starck Smelting GmbH & Co.KG	CID002542	GERMANY
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	CID002543	VIET NAM
Tungsten	Niagara Refining LLC	CID002589	UNITED STATES
Tungsten	Hydrometallurg, JSC	CID002649	RUSSIAN FEDERATION

CFSP Participating Processing Facilities

Smelters and refiners identified as part of our reasonable country of origin inquiry and that have agreed to participate in the CFSP audit:

Metal	Standard Smelter Name	Smelter ID	Smelter Country
Gold	Advanced Chemical Company	CID000015	UNITED STATES

Gold	Almalyk Mining and Metallurgical Complex (AMMC)	CID000041	UZBEKISTAN
Gold	Cendres + Métaux SA	CID000189	SWITZERLAND
Gold	Daejin Indus Co., Ltd.	CID000328	KOREA, REPUBLIC OF
Gold	Do Sung Corporation	CID000359	KOREA, REPUBLIC OF
Gold	Metalor Technologies (Suzhou) Ltd.	CID001147	CHINA
Gold	Navoi Mining and Metallurgical Combinat	CID001236	UZBEKISTAN
Gold	Torecom	CID001955	KOREA, REPUBLIC OF
Gold	Geib Refining Corporation	CID002459	UNITED STATES
Gold	SAXONIA Edelmetalle GmbH	CID002777	GERMANY
Tin	Feinhütte Halsbrücke GmbH	CID000466	GERMANY
Tin	Gejiu Fengming Metallurgy Chemical Plant	CID002848	CHINA
Tin	Gejiu Kai Meng Industry and Trade LLC	CID000942	CHINA
Tin	PT Karimun Mining	CID001448	INDONESIA
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CID002158	CHINA
Tin	Gejiu Jinye Mineral Company	CID002859	CHINA
Tin	Phoenix Metal Ltd.	CID002507	RWANDA
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	CID002572	VIET NAM
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	CID002573	VIET NAM
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	CID002574	VIET NAM
Tin	CV Dua Sekawan	CID002592	INDONESIA
Tin	CV Tiga Sekawan	CID002593	INDONESIA
Tin	An Vinh Joint Stock Mineral Processing Company	CID002703	VIET NAM
Tin	An Thai Minerals Company Limited	CID002825	VIET NAM
Tin	PT Kijang Jaya Mandiri	CID002829	INDONESIA
Tin	HuiChang Hill Tin Industry Co., Ltd.	CID002844	CHINA
Tin	Gejiu Fengming Metalurgy Chemical Plant	CID002848	CHINA
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CID002849	CHINA
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CID000345	CHINA
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CID000868	CHINA
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CID002317	CHINA
Tungsten	Pobedit, JSC	CID002532	RUSSIAN FEDERATION
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CID002551	CHINA

Processing facilities with no public participation in validation program
Together with our suppliers and industry cooperation we will continue requesting participation in CFSP or an equivalent:

Metal	Standard Smelter Name	Smelter ID	Smelter Country
Gold	Aktyubinsk Copper Company TOO	CID000028	KAZAKHSTAN
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CID001947	CHINA
Gold	Yunnan Copper Industry Co., Ltd.	CID000197	CHINA
Gold	Caridad	CID000180	MEXICO
Gold	Gansu Seemine Material Hi-Tech Co., Ltd.	CID000522	CHINA
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CID001909	CHINA
Gold	Chugai Mining	CID000264	JAPAN
Gold	Guangdong Jinding Gold Limited	CID002312	CHINA
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CID000671	CHINA
Gold	Daye Non-Ferrous Metals Mining Ltd.	CID000343	CHINA
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CID000801	CHINA
Gold	Kyrgyzaltyn JSC	CID001029	KYRGYZSTAN
Gold	L’ azurde Company For Jewelry	CID001032	SAUDI ARABIA
Gold	Lingbao Gold Company Limited	CID001056	CHINA
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CID001058	CHINA
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CID001093	CHINA
Tin	Gejiu Zi-Li	CID000555	CHINA
Gold	Sabin Metal Corp.	CID001546	UNITED STATES
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CID000651	CHINA
Gold	Hunan Chenzhou Mining Group Co., Ltd.	CID000767	CHINA
Gold	Hwasung CJ Co., Ltd.	CID000778	KOREA, REPUBLIC OF
Gold	Remondis Argentia B.V	CID002582	NETHERLANDS
Gold	Kazakhmys Smelting LLC	CID000956	KAZAKHSTAN
Gold	Korea Metal Co., Ltd.	CID000988	KOREA, REPUBLIC OF
Gold	Bangalore Refinery	CID002863	INDIA
Gold	So Accurate Group, Inc.	CID001754	UNITED STATES
Tin	Linwu Xianggui Smelter Co	CID001063	CHINA
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CID000278	CHINA
Tin	Huichang Jinshunda Tin Co., Ltd.	CID000760	CHINA
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	CID001231	CHINA
Tin	PT Bangka Kudai Tin	CID001409	INDONESIA
Tin	PT Bangka Timah Utama Sejahtera	CID001416	INDONESIA

Tin	PT Timah Nusantara	CID001486	INDONESIA
Tin	PT Tirus Putra Mandiri	CID002478	INDONESIA
Gold	SAMWON METALS Corp.	CID001562	KOREA, REPUBLIC OF
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CID001619	CHINA
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CID001908	CHINA
Tungsten	Ganxian Shirui New Material Co., Ltd.	CID002531	CHINA

We have identified additional 75 facilities that were reported as smelters by our suppliers but that we were not able to confirm as smelters or refiners based on industry or public sources of information, and will be reaching out to these facilities in 2016 to perform additional due diligence. Moreover, additional contact information has already been identified for 99 smelters and communicated to the CFSI for further investigation.

In order to identify countries of origin, Alcatel-Lucent made use of Conflict Minerals templates provided by suppliers and aggregated country of origin information of smelters provided by CFSI to its members. Based on these the countries of origin of the Conflict Minerals in the Alcatel-Lucent supply chain may include: Angola; Argentina; Australia; Austria; Belgium; Bolivia; Brazil; Burundi; Cambodia; Canada; Central African Republic; Chile; China; Colombia; Côte D’Ivoire; Czech Republic; Democratic Republic of Congo; Djibouti; Ecuador; Egypt; Estonia; Ethiopia; France; Germany; Guyana; Hungary; India; Indonesia; Ireland; Israel; Japan; Kazakhstan; Kenya; Laos; Luxembourg; Madagascar; Malaysia ; Mongolia; Mozambique; Myanmar; Namibia; Netherlands; Nigeria; Peru; Portugal; Republic of Congo; Russian Federation; Rwanda; Sierra Leone; Singapore; Slovakia; South Africa; South Korea; South Sudan; Spain; Suriname; Switzerland; Taiwan; Tanzania; Thailand; Uganda; United Kingdom; United States of America; Vietnam; Zambia; Zimbabwe.

Of Alcatel-Lucent’s suppliers, 91 had reported smelters that have conflict minerals originating in one or more of the Covered Countries. Altogether 11 smelters out of 259 in the consolidated smelter list had mineral sourcing from the Covered Countries. Out of the 11 smelters all were found to be compliant. Thus, 4% of the identified smelters disclosed in the smelter tables above source from the Covered Countries. This is a contribution to the positive development for the countries whose livelihood depends on these efforts continuing.

Progress on Alcatel-Lucent’s commitments made in 2015 Conflict Minerals Report

In its 2014 report, Alcatel-Lucent reported the following improvement intentions for 2015:

-
Require suppliers to become conflict-free for tantalum: In 2015, we required suppliers to be conflict-free for Tantalum prior to our supplier due diligence campaign and asked for improvement actions if this objective was not met; eventually, 33% of responding suppliers were identified as Tantalum conflict-free.

-	Improve the management of part-level suppliers’ conflict minerals reports: an IT project was started but shortly suspended when Alcatel-Lucent announced being acquired by Nokia.

Audit of Alcatel-Lucent’s due diligence practices: Alcatel-Lucent intended to have its 2015 Conflict Minerals Report audited by an independent third party. However, under current SEC guidance, an independent private sector audit was not required for 2015 from Alcatel-Lucent.

NOKIA COMMITMENTS FOR 2016:

In order to mitigate the risk that the conflict minerals contained in, and necessary to the functionality or production of, Nokia’s products benefit armed groups, and to improve our conflict minerals due diligence efforts further in the coming year, we plan to concentrate on the following activities in 2016:

•	further improving the quality and completeness of the conflict minerals due diligence data provided by our suppliers;

•	engaging in further awareness raising and due diligence capability building efforts jointly in collaboration with relevant stakeholder forums and/or independently with our suppliers;

•
actively engaging with our supply chain to get more smelters validated as conflict-free through the third-party validation mechanisms available, with the aim of increasing the number of smelters on the list of CFSP compliant smelters;

•	requesting suppliers to complete smelter mapping, source conflict-free tantalum only, and source minimum 80% of other metals from conflict-free smelters only; and

•	validating the due diligence efforts of our suppliers as part of overall supplier assessments.

Statements relating to due diligence process improvement, as well as similar strategy and compliance process statements made in this conflict minerals report are forward-looking in nature and are based on Nokia’s management’s current expectations or beliefs. These forward-looking statements are not a guarantee of performance and are subject to a number of uncertainties and other factors (such as whether industry organizations and initiatives such as CSFI remain effective as a source of external support to us in the conflict minerals compliance process), which may be outside of Nokia’s control and which could cause actual events to differ materially from those expressed or implied by the statements made herein.

Unless otherwise expressly stated herein, any documents, third party materials or references to websites are not incorporated by reference in, or considered to be a part of, this conflict minerals report.